UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/18/2017

Discovery Communications, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Discovery Place
Silver Spring, Maryland 20910
(Address of principal executive offices, including zip code)

240-662-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 18, 2017, the 2017 Annual Meeting of Stockholders of Discovery Communications, Inc. (the “Company”) was held at One Discovery Place, Silver Spring, Maryland. The following are the results of the voting on the proposals submitted to stockholders at the Annual Meeting.

1.    Stockholders elected each of the Company’s six nominees for director, three elected by the holders of shares of our Series A common stock and Series B common stock voting together as a single class, and three elected by the holders of shares of our Series A convertible preferred stock voting separately as a class, as set forth below:

Director Nominees Elected by Holders of Shares of Series A Common Stock and Series B Common Stock as Class III Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert R. Bennett	146,366,574	43,563,907	11,918,152
John C. Malone	138,656,316	51,274,165	11,918,152
David M. Zaslav	153,258,876	36,671,605	11,918,152

Director Nominees Elected by Holders of Series A Convertible Preferred Stock

Name	Votes For	Votes Withheld	Broker Non-Votes
S. Decker Anstrom	71,107,312	0	0
Robert J. Miron	71,107,312	0	0
Steven A. Miron	71,107,312	0	0

2.    Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017, as set forth below:

Votes For	Votes Against	Abstentions
270,814,074	1,369,269	772,602

3.    Stockholders approved, on an advisory basis, the Company’s Named Executive Officer compensation, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
180,911,277	79,908,283	218,233	11,918,152

4.     Stockholders voted, on an advisory basis, to recommend that the advisory vote on Named Executive Officer compensation be held every three years, as set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
102,433,816	90,718	158,242,082	271,177	11,918,152

5.    Stockholders did not approve, the Stockholder proposal requesting the Compensation Committee to report on the feasibility of integrating sustainability metrics into senior executive performance measures, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,506,488	210,975,973	555,332	11,918,152

6.    Stockholders did not approve, the Stockholder proposal requesting the Board of Directors to adopt a policy that the initial list of candidates from which new management-supported director nominees are chosen shall include qualified women and minority candidates, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,316,645	165,253,723	5,467,425	11,918,152

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Communications, Inc.

Date: May 18, 2017	By:	/s/ Bruce Campbell
Bruce Campbell
Chief Development, Distribution & Legal Officer